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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 2-77846, No. 2-81123, No. 2-95446, No. 33-12633, No.
33-27885, No. 33-45432, No. 0-10824, No. 03-361191, No. 333-30617, No. 333-15935
and No. 333-49069.




                                             /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 24, 1999